UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 4, 2016

SKULLCANDY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35240	56-2362196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 West Ute. Blvd, Suite 250 Park City, Utah	84098
(Address of principal executive offices)	(Zip Code)
(435) 940-1545
(Registrant’s telephone number, including area code):
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On May 4, 2016, Skullcandy, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2016. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
The information in this Item 2.02, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01	Exhibits.
(d)  Exhibits

99.1	Press Release, dated May 4, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 4, 2016

SKULLCANDY, INC.

By:	/s/ Jason Hodell
Jason Hodell
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated May 4, 2016